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                                                                Exhibit 10(f)(i)

                 AMENDMENT TO THE EXECUTIVE SERVICES AGREEMENT
                 ---------------------------------------------


     THIS AMENDMENT TO THE EXECUTIVE SERVICES AGREEMENT (the "Amendment"), effective as of the 25th day of October, 1999, by and between QMS, INC., a Delaware corporation, and EDWARD E. LUCENTE ("Lucente"), an individual. QMS, Inc. and Lucente are hereinafter referred to in this Amendment as the Parties.

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, QMS, Inc. and Lucente, executed the "Executive Services Agreement," effective as of August 1, 1999 (the "Agreement"); and

     WHEREAS, QMS, Inc. and Lucente now desire to amend the Agreement;

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     NOW, THEREFORE,  in consideration of the mutual covenants and promises of the Parties to this Amendment, the sufficiency of which is hereby acknowledged, the Parties hereby amend the Agreement as follows:

     1. QMS, Inc. and Lucente hereby amend the Agreement by deleting and striking the current text of Paragraph Five thereof in its entirety.

     2. In all other respects, QMS, Inc. and Lucente hereby ratify and confirm the Agreement.

     IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the day and year indicated above.


     QMS, Inc.                                    Edward E. Lucente
                                                  /s/ Edward E. Lucente
                                                  -------------------------
 By: /s/ Thomas L. McGoogan
     ---------------------------
     Its  Vice President, HR


     ATTEST: /s/ Albert A. Butler
             -----------------------
             Its  Secretary